UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 455-4822

_____________________________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 16, 2020, Alvaro Daniel Alberttis was appointed to serve as a member of our board of directors.

Alvaro Daniel Alberttis, age 43, is an entrepreneurial executive, advisor and investor with over twenty years of experience across diverse small-middle market businesses and nonprofit organizations. Since 2013, he has served as the Managing Director of Strategic Philanthropy for The Kannico Agency, LLC. At the Kannico Agency, Mr. Alberttis directs strategy and execution of the firm’s global philanthropic consulting operations. In addition, Mr. Alberttis is an experienced commercial banking executive, and has served in a multitude of financial advisory positions for consumers and corporations for over thirteen years. He began his commercial banking career as a Senior Branch Manager with a staff of thirty and transitioned into a Senior Commercial Banker advising clients in all industries with a specialization in Government, Large Nonprofit and Educational clients across the South East U.S. As a commercial banker, Mr. Alberttis has served with JP Morgan Chase, NA (2011-2017); PNC Bank NA (2007-2011); and TD Bank, NA (2004-2007). Since 2013, he has also served as a Trustee of the Quantum Foundation, a private philanthropic foundation focused solely on supporting healthcare initiatives. Mr. Alberttis holds a B.S. in Business Management from Lynn University (2010), and a Masters Degree in Nonprofit Management from Florida Atlantic University (2013).

Mr. Alberttis has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

In connection with his appointment to the Board Directors, Mr. Alberttis was granted $100,000 worth of common stock, valued at the closing market price of our common stock on the date of the appointment (238,096 shares). These shares vest at a rate of 1/24th per month, contingent upon continued service to the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.

Date:	January 17, 2020	By: /s/ Kenneth Puzder
Kenneth Puzder
President and Chief Executive Officer